Exhibit 99.09

ALLIANCEBERNSTEIN CORPORATION

BY-LAWS1

ARTICLE I

OFFICES

        Section 1.    The registered office in the State of Delaware shall be in the City of Wilmington, County of New Castle.

        Section 2.    The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

        Section 1.    All meetings of the stockholders for the election of directors or for any other purpose may be held at such time and place, within or without the-State of Delaware, and shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2.    Annual meetings of stockholders shall be held within 120 days after the close of each fiscal year at which they shall elect by a plurality vote a board of directors, and transact such other business before the meeting.

        Section 3.    Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat at least ten days before the date of the meeting.

        Section 4.    The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every election of directors a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order with the residence of and the number of voting shares held by each. Such list shall be open at the place where said election is to be held for ten days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

        Section 5.    Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chairman of the board or the president and shall be called by the president or secretary at the request in writing of a majority of the total number of directors that the corporation would have at such time if there were no vacancies on the board (the “Entire Board”), or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

1  Conformed copy with amendments through February 24, 2006.

        Section 6.    Written notice of a special meeting of stockholders, stating the time, place and object thereof, shall be given to each stockholder entitled to vote thereat, at least ten days before the date fixed for the meeting.

        Section 7.    Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

        Section 8.    The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, all have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

        Section 9.    When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statute or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

        Section 10.    Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period, and, except where the transfer books of the corporation have been closed or a date has been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election for directors which has been transferred on the books of the corporation within twenty days next preceding such election of directors.

ARTICLE III

DIRECTORS

        Section 1.    Until changed by the stockholders, the number of directors shall be seven. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

        Section 2.    Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the stockholders, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

        Section 3.    The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

        Section 4.    The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

        Section 5.    The first meeting of each newly elected board of directors shall be held at the same place as and immediately after the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

        Section 6.    Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

        Section 7.    Special meetings of the board of directors may be called by the chairman of the board, the president or by the secretary on the written request of two directors. Written notice of special meetings of the board of directors shall be given to each director at least three days before the date of the meeting. Attendance at a meeting by a director shall be a conclusive waiver of any objections made by any person with respect to the notice given to such director.

        Section 8.    At all meetings of the board a majority of the Entire Board shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

COMMITTEES OF DIRECTORS

        Section 9.    The board of directors may, by resolution passed by a majority of the Entire Board, designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

        Section 10.    The committees shall keep regular minutes of their proceedings and report the same to the board of directors when required.

COMPENSATION OF DIRECTORS

        Section 11.    The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Similarly, members of special or standing committees may be allowed compensation for attending committee meetings.

TELEPHONIC PARTICIPATION IN MEETINGS

        Section 12.    Members of the board of directors or any committee designated by the board of directors, may participate in a meeting of such board or committee through conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at such meeting.

ARTICLE IV

NOTICES

        Section 1.    Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram or telephone.

        Section 2.    Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

        Section 1.    The officers of the corporation shall be chosen by the board of directors and may include a chairman of the board, one or more vice chairmen of the board, a chief executive officer, a president, one or more vice presidents, a secretary and a treasurer. The board of directors may also choose one or more assistant secretaries and assistant treasurers. Two or more offices may be held by the same person, except that where the offices of chairman of the board and president or president and secretary are held by the same person, such person shall not hold any other office.

        Section 2.    The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice presidents, a secretary and a treasurer, none of whom need be a member of the board.

        Section 3.    The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

        Section 4.    The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

        Section 5.    The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the Entire Board. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

CHAIRMAN OF THE BOARD

        Section 6.    The chairman of the board shall preside at all meetings of the stockholders and the board of directors. He shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. In the absence or disability of the chief executive officer, the chairman of the board shall exercise all of the powers and discharge all of the duties of the chief executive officer.

VICE CHAIRMEN OF THE BOARD

        Section 7.    The vice chairmen in order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the chairman of the board, perform the duties and exercise the powers of the chairman of the board. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE CHIEF EXECUTIVE OFFICER

        Section 8.    The chief executive officer shall perform all of the duties and have all of the powers that are commonly incident to the office of chief executive. In the absence or disability of the chairman of the board and all vice chairmen, the chief executive officer (i) shall preside at all meetings of the stockholders, and (ii) if a member of the board of directors, shall preside at all meetings of the board of directors and shall otherwise exercise all of the powers and discharge all of the duties of the chairman of the board. The chief executive officer shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE PRESIDENT

        Section 9.    The president shall be ex officio a member of all standing committees, shall have general and active management of the business of the corporation. In the absence of the chairman of the board, all vice chairmen of the board and the chief executive officer, he (i) shall preside at all meetings of the stockholders, and (ii) if a member of the board of directors, shall preside at all meetings of the board of directors and shall otherwise exercise all of the powers and discharge all of the duties of the chairman of the board and of the chief executive officer. The president shall perform such other duties and have such other powers as the chief executive officer board of directors may from time to time prescribe.

THE EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS, VICE
PRESIDENTS AND ASSISTANT VICE PRESIDENTS

        Section 10.    The executive vice presidents, senior vice presidents, the vice presidents in order of their seniority, and then following, the assistant vice presidents in the order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president. They shall perform such duties and have such other powers as the board of directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARIES

        Section 11.    The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

        Section 12.    The assistant secretaries in the order of their seniority, unless otherwise determined by the board of directors shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

        Section 13.    The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

        Section 14.    He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

        Section 15.    If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

        Section 16.    The assistant treasurers in the order of their seniority, unless otherwise determined by the board of directors, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI

CERTIFICATES OF STOCK

        Section 1.    Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board or the president or any vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock, the designations, preferences and relative, participating, optional or other special rights of each class and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock.

        Section 2.    Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such chairman of the board, president, vice president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

LOST CERTIFICATES

        Section 3.    The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to give the corporation such indemnity as it may direct against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

TRANSFERS OF STOCK

        Section 4.    Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

CLOSING OF TRANSFER BOOKS

        Section 5.    The board of directors may close the stock transfer books of the corporation for a period not exceeding fifty days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, not exceeding fifty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

REGISTERED STOCKHOLDERS

        Section 6.    The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall to be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

INDEMNIFICATION

        Section 1.    Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to any procedure specified in the General Corporation Law of the State of Delaware, as amended from time to time, against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any by-law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

        Section 2.    The board of directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

        Section 3.    The board of directors may from time to time adopt further by-laws with respect to indemnification and may amend these and such by-laws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Delaware, as amended from time to time.

ARTICLE VIII

GENERAL PROVISIONS

DIVIDENDS

        Section 1.    Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

        Section 2.    Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

        Section 3.    All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR

        Section 4.    The fiscal year of the corporation shall be fixed by resolution of the board of directors.

SEAL

        Section 5.    The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE IX

AMENDMENTS

        Section 1.    These by-laws may be-altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting. No change of the time or place of the meeting for the election of directors shall be made within sixty days next before the day on which such meeting is to be held, and in case of any change of such time or place, notice thereof shall be given to each stockholder in person or by letter mailed to his last known post-office address at least twenty days before the meeting is held.